UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     December 22, 2008

RedRoller Holdings, Inc.
 (Exact name of Registrant as Specified in its Charter)

Delaware	333-133987	98-0539667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Soundview Plaza
1266 East Main St.
 Stamford, CT 06902-3546
 (Address of Principal Executive Offices)

(203) 852 - 0100
(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 1.03	Bankruptcy or Receivership.

On December 22, 2008, RedRoller Holdings, Inc., filed for conversion of its Chapter 11 bankruptcy case pending before the United States Bankruptcy Court for the District of Connecticut, Bridgeport Division, styled:  In re: RedRoller Holdings, Inc., Chapter 11 Case No. 08-51101 (AHWS), to a case under Chapter 7 of the United States Bankruptcy Code.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 26, 2008,  Messers. William Van Wyck, Ronald Rose and Robert J. Crowell resigned as directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 26, 2008

RedRoller Holdings, Inc. By: /s/ William Van Wyck Name: William Van Wyck Title: President